UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-21918

Oppenheimer Global Multi Strategies Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way,

Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

Two World Financial Center,

New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: May 31

Date of reporting period: 2/28/2013

Item 1.	Schedule of Investments.

Oppenheimer Global Multi Strategies Fund

STATEMENT OF INVESTMENTS February 28, 2013 (Unaudited)

Oppenheimer Global Multi Strategies Fund

STATEMENT OF INVESTMENTS February 28, 2013 (Unaudited)

	Shares	Value
Wholly-Owned Subsidiary–5.4%
Oppenheimer Global Multi Strategies Fund (Cayman) Ltd.[1,2] (Cost $3,514,797)	10,000	$3,443,475
Common Stocks–9.7%
American Capital Agency Corp.[3]	9,997	317,105
Annaly Mortgage Management, Inc.[3]	21,209	328,527
Anworth Mortgage Asset Corp.[3]	50,963	310,874
ARMOUR Residential REIT, Inc.[3]	45,145	302,020
Capstead Mortgage Corp.[3]	25,628	321,375
Chimera Investment Corp.[3]	107,115	319,203
Goldman Sachs Group, Inc. (The)[3]	395	59,155
Hatteras Financial Corp.[3]	11,683	311,819
Invesco Mortgage Capital, Inc.[3]	14,430	303,319
MFA Mortgage Investments, Inc.[3]	35,260	313,109
PowerShares Senior Loan Portfolio[3]	118,052	2,951,300
Resource Capital Corp.[3]	52,241	355,239

Total Common Stocks (Cost $6,113,256)		6,193,045

	Principal Amount
Mortgage-Backed Obligations–1.6%
Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed Security:
Series 177, Cl. IO, 5.973%, 7/1/26[4]	$367,759	55,697
Series 2601, Cl. GS, 20.157%, 11/15/17[4]	111,369	4,095
Series 2639, Cl. SA, 4.926%, 7/15/22[4]	98,390	5,027
Series 2815, Cl. PT, 44.052%, 11/15/32[4]	281,994	29,036
Series 2922, Cl. SE, 12.488%, 2/15/35[4]	39,316	6,964
Series 3005, Cl. WI, 0.251%, 7/15/35[4]	201,271	9,874
Series 3201, Cl. SG, 10.835%, 8/15/36[4]	203,541	31,501
Series 3606, Cl. SN, 10.631%, 12/15/39[4]	242,677	38,811
Series 3736, Cl. SN, 9.124%, 10/15/40[4]	437,146	72,880
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Trust 2003-33, Cl. IA, 10.858%, 5/25/33[4]	102,657	19,357
Trust 2003-52, Cl. NS, 10.658%, 6/25/23[4]	163,986	22,215
Trust 2004-56, Cl. SE, 15.415%, 10/25/33[4]	202,026	38,499

1	Oppenheimer Global Multi Strategies Fund

Oppenheimer Global Multi Strategies Fund

STATEMENT OF INVESTMENTS February 28, 2013 (Unaudited)

	Principal Amount	Value
Mortgage-Backed Obligations Continued
Trust 2005-12, Cl. SC, 15.425%, 3/25/35[4]	$19,973	$3,775
Trust 2005-14, Cl. SE, 29.374%, 3/25/35[4]	332,937	51,526
Trust 2005-6, Cl. SE, 24.663%, 2/25/35[4]	323,623	57,206
Trust 2005-87, Cl. SE, 17.018%, 10/25/35[4]	277,069	38,005
Trust 2006-51, Cl. SA, 9.882%, 6/25/36[4]	91,423	14,572
Trust 2006-53, Cl. US, 10.368%, 6/25/36[4]	227,247	30,284
Trust 2007-88, Cl. XI, 34.26%, 6/25/37[4]	451,175	72,565
Trust 2010-116, Cl. BI, 13.889%, 8/1/20[4]	705,977	63,834
Trust 2011-96, Cl. SA, 9.442%, 10/25/41[4]	973,375	180,771
Trust 3031, Cl. BI, 7.435%, 8/15/35[4]	404,950	86,063
Government National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security, Series 2002-76, Cl. SG, 11.813%, 10/16/29[4]	348,515	82,241

Total Mortgage-Backed Obligations (Cost $1,020,342)		1,014,798
U.S. Government Obligations–0.7%
U.S. Treasury Bills, 0.145%, 5/30/13[5] (Cost $474,831)	475,000	474,878
Non-Convertible Corporate Bonds and Notes–29.1%
Consumer Discretionary–2.9%
Auto Components–0.3%
Icahn Enterprises LP/Icahn Enterprises Finance Corp., 8% Sr. Unsec. Nts., 1/15/18[3]	200,000	214,750
Diversified Consumer Services–0.4%
Laureate Education, Inc., 9.25% Sr. Unsec. Nts., 9/1/19[6]	250,000	273,125
Hotels, Restaurants & Leisure–0.6%
Caesars Entertainment Operating Co., Inc., 10% Sr. Sec. Nts., 12/15/18[3]	250,000	166,250
MGM Resorts International, 7.75% Sr. Unsec. Unsub. Nts., 3/15/22	200,000	220,750

		387,000
Media–1.2%
Cengage Learning Acquisitions, Inc., 10.50% Sr. Nts., 1/15/15[6]	250,000	65,000
Clear Channel Communications, Inc., 9% Sr. Sec. Nts., 3/1/21[3]	250,000	227,500

2	Oppenheimer Global Multi Strategies Fund

Oppenheimer Global Multi Strategies Fund

STATEMENT OF INVESTMENTS February 28, 2013 (Unaudited)

	Principal Amount	Value
Media Continued
Nara Cable Funding Ltd., 8.875% Sr. Sec. Nts., 12/1/18[6]	$200,000	$210,000
Univision Communications, Inc., 6.75% Sr. Sec. Nts., 9/15/22[6]	250,000	271,250

		773,750
Specialty Retail–0.4%
Claire’s Stores, Inc., 9% Sr. Sec. Nts., 3/15/19[3,6]	200,000	223,000
Consumer Staples–1.3%
Food Products–1.3%
Del Monte Corp., 7.625% Sr. Unsec. Nts., 2/15/19[3]	250,000	260,625
MHP SA, 10.25% Sr. Unsec. Nts., 4/29/15[6]	450,000	481,500
Post Holdings, Inc., 7.375% Sr. Unsec. Nts., 2/15/22	50,000	54,250

		796,375
Energy–5.5%
Energy Equipment & Services–0.8%
Expro Finance Luxembourg SCA, 8.50% Sr. Sec. Nts., 12/15/16[6]	250,000	263,750
Offshore Group Investment Ltd., 7.50% Sr. Sec. Nts., 11/1/19[6]	250,000	259,063

		522,813
Oil, Gas & Consumable Fuels–4.7%
Alliance Oil Co. Ltd., 9.875% Sr. Unsec. Nts., 3/11/15[3,6]	450,000	495,554
Arch Coal, Inc., 7.25% Sr. Unsec. Unsub. Nts., 6/15/21[3]	250,000	215,000
EP Energy LLC/EP Energy Finance, Inc., 9.375% Sr. Unsec. Nts., 5/1/20	250,000	286,250
Linn Energy LLC/Linn Energy Finance Corp., 8.625% Sr. Unsec. Nts., 4/15/20[3]	200,000	222,250
NGPL PipeCo LLC, 7.119% Sr. Unsec. Nts., 12/15/17[6]	200,000	221,000
OGX Petroleo e Gas Participacoes SA, 8.50% Sr. Unsec. Nts., 6/1/18[6]	750,000	677,813
Petroleos de Venezuela SA, 12.75% Sr. Unsec. Nts., 2/17/22[6]	450,000	524,250
Sabine Pass LNG LP, 7.50% Sr. Sec. Nts., 11/30/16[3]	100,000	111,000
Samson Investment Co., 9.75% Sr. Unsec. Nts., 2/15/20[6]	250,000	267,188

		3,020,305

3	Oppenheimer Global Multi Strategies Fund

Oppenheimer Global Multi Strategies Fund

STATEMENT OF INVESTMENTS February 28, 2013 (Unaudited)

	Principal Amount	Value
Financials–5.9%
Capital Markets–0.7%
RBS Global, Inc./Rexnord LLC, 8.50% Sr. Unsec. Nts., 5/1/18	$200,000	$220,000
Springleaf Finance Corp., 6.90% Nts., Series J, 12/15/17	250,000	246,250

		466,250
Commercial Banks–4.4%
Banco BMG SA, 8.875% Unsec. Sub. Nts., 8/5/20[6]	550,000	492,250
Banco do Brasil SA (Cayman), 9.25% Perpetual Jr. Sub. Bonds[6,7]	300,000	372,000
Banco do Estado do Rio Grande do Sul SA, 7.375% Sub Nts., 2/2/22[6]	500,000	548,750
Banco PanAmericano SA, 8.50% Sr. Unsec. Sub. Nts., 4/23/20[6]	425,000	495,125
HBOS plc, 6.75% Unsec. Sub. Nts., 5/21/18[6]	200,000	222,668
ICICI Bank Ltd., 6.375% Bonds, 4/30/22[6,8]	450,000	468,000
Yapi ve Kredi Bankasi AS, 6.75% Sr. Unsec. Nts., 2/8/17[6]	200,000	225,250

		2,824,043
Real Estate Investment Trust (REITs)–0.3%
Weyerhaeuser Co., 7.375% Debs., 3/15/32	160,000	199,908
Real Estate Management & Development–0.5%
Evergrande Real Estate Ltd., 13% Sr. Unsec. Unsub. Bonds, 1/27/15[6]	250,000	275,000
Health Care–1.8%
Biotechnology–0.1%
Grifols SA, 8.25% Sr. Sec. Nts., 2/1/18	50,000	55,125
Health Care Equipment & Supplies–0.4%
Chiron Merger Sub, Inc., 10.50% Sec. Nts., 11/1/18[3,6]	250,000	270,625
Health Care Providers & Services–0.9%
CHS/Community Health Systems, Inc., 8% Sr. Unsec. Unsub. Nts., 11/15/19[3]	250,000	277,188
Vanguard Health Holding Co. II LLC/Vanguard Holding Co. II, Inc., 8% Sr. Nts., 2/1/18	250,000	267,500

		544,688
Pharmaceuticals–0.4%
Warner Chilcott Co. LLC/Warner Chilcott Finance LLC, 7.75% Sr. Unsec. Nts., 9/15/18	250,000	271,250

4	Oppenheimer Global Multi Strategies Fund

Oppenheimer Global Multi Strategies Fund

STATEMENT OF INVESTMENTS February 28, 2013 (Unaudited)

	Principal Amount	Value
Industrials–1.6%
Air Freight & Logistics–0.4%
CHC Helicopter SA, 9.25% Sr. Sec. Nts., 10/15/20	$250,000	$265,000
Machinery–0.4%
Algeco Scotsman Global Finance plc, 8.50% Sr. Sec. Nts., 10/15/18[6]	250,000	268,750
Trading Companies & Distributors–0.8%
Air Lease Corp., 5.625% Sr. Unsec. Nts., 4/1/17	200,000	213,000
International Lease Finance Corp., 8.75% Sr. Unsec. Unsub. Nts., 3/15/17	200,000	236,750
United Rentals North America, Inc., 7.625% Sr. Unsec. Nts., 4/15/22	50,000	55,625

		505,375
Information Technology–2.1%
Communications Equipment–1.1%
Avaya, Inc., 7% Sr. Sec. Nts., 4/1/19[3,6]	250,000	240,000
CommScope, Inc., 8.25% Sr. Unsec. Unsub. Nts., 1/15/19[3,6]	250,000	272,500
Lucent Technologies, Inc., 6.45% Unsec. Debs., 3/15/29	250,000	195,625

		708,125
Computers & Peripherals–0.3%
CDW LLC/CDW Finance Corp., 8.50% Sr. Unsec. Nts., 4/1/19[3]	200,000	221,500
IT Services–0.3%
First Data Corp., 12.625% Sr. Unsec. Nts., 1/15/21[3]	200,000	214,250
Software–0.4%
Infor US, Inc., 9.375% Sr. Unsec. Nts., 4/1/19	200,000	225,500
Materials–3.7%
Chemicals–0.4%
Momentive Performance Materials, Inc., 8.875% Sr. Sec. Nts., 10/15/20	250,000	257,813
Construction Materials–0.4%
CEMEX Finance LLC, 9.50% Sr. Sec. Bonds, 12/14/16[6]	250,000	272,500
Metals & Mining–2.9%
ArcelorMittal, 5.50% Sr. Unsec. Unsub. Nts., 3/1/21	250,000	265,808
Consolidated Minerals Ltd., 8.875% Sr. Sec. Nts., 5/1/16[6]	300,000	286,125
CSN Resources SA, 6.50% Sr. Unsec. Unsub. Nts., 7/21/20[6]	450,000	487,575

5	Oppenheimer Global Multi Strategies Fund

Oppenheimer Global Multi Strategies Fund

STATEMENT OF INVESTMENTS February 28, 2013 (Unaudited)

	Principal Amount	Value
Metals & Mining Continued
Ferrexpo Finance plc, 7.875% Sr. Unsec. Bonds, 4/7/16[6]	$200,000	$201,000
FMG Resources Pty Ltd., 7% Sr. Nts., 11/1/15[6]	50,000	52,625
Inmet Mining Corp., 8.75% Sr. Unsec. Nts., 6/1/20[6]	250,000	273,125
Novelis, Inc., 8.75% Sr. Unsec. Nts., 12/15/20	250,000	281,250

		1,847,508
Telecommunication Services–2.8%
Diversified Telecommunication Services–0.9%
Frontier Communications Corp., 8.50% Sr. Unsec. Nts., 4/15/20[3]	250,000	282,500
Level 3 Financing, Inc., 8.125% Sr. Unsec. Unsub. Nts., 7/1/19	250,000	273,750

		556,250
Wireless Telecommunication Services–1.9%
Clearwire Communications LLC/Clearwire Finance, Inc., 12% Sr. Sec. Nts., 12/1/15[3,6]	150,000	162,656
Cricket Communications, Inc., 7.75% Sr. Unsec. Nts., 10/15/20[3]	250,000	255,625
NII Capital Corp., 7.625% Sr. Unsec. Unsub. Nts., 4/1/21	250,000	176,250
Vimpel Communications/VIP Finance Ireland Ltd. OJSC, 7.748% Sec. Nts., 2/2/21[6]	300,000	338,850
Wind Acquisition Finance SA, 11.75% Sr. Sec. Nts., 7/15/17[6]	250,000	264,375

		1,197,756
Utilities–1.5%
Electric Utilities–0.7%
Edison Mission Energy, 7% Sr. Unsec. Nts., 5/15/17[3,9]	250,000	127,500
Energy Future Intermediate Holding Co. LLC, 10% Sr. Sec. Nts., 12/1/20	250,000	285,000

		412,500
Energy Traders–0.8%
Intergen NV, 9% Sr. Sec. Bonds, 6/30/17[6]	250,000	240,000
NRG Energy, Inc., 7.625% Sr. Unsec. Nts., 1/15/18	250,000	287,804

		527,804

Total Non-Convertible Corporate Bonds and Notes (Cost $18,283,124)		18,598,638

6	Oppenheimer Global Multi Strategies Fund

Oppenheimer Global Multi Strategies Fund

STATEMENT OF INVESTMENTS February 28, 2013 (Unaudited)

	Principal Amount	Value
Event-Linked Bonds–11.9%
Earthquake–2.4%
Embarcadero Re Ltd. Catastrophe Linked Nts.: 7.331%, 2/13/15[6,8]	$250,000	$255,650
6.60%, 8/4/14[6,8]	250,000	253,550
Golden State Re Ltd. Catastrophe Linked Nts., 3.826%, 1/8/15[6,8]	250,000	255,525
Kibou Ltd. Catastrophe Linked Nts., 5.27%, 2/16/15[6,8]	250,000	258,500
LakeSide Re III Ltd. Catastrophe Linked Nts., 8.061%, 1/8/16[6,8]	250,000	259,625
Multicat Mexico 2012 Ltd. Catastrophe Linked Nts., 8.056%, 12/4/15[6,8]	250,000	258,025

		1,540,875
Longevity–0.8%
Vita Capital IV Ltd. Catastrophe Linked Nts., 3.876%, 1/15/15[6,8]	500,000	506,850
Multiple Event–2.9%
Combine Re Ltd. Catastrophe Linked Nts.: 10.061%, 1/7/15[6,8]	275,000	295,378
17.811%, 1/7/15[6,8]	250,000	269,450
East Lane Re Ltd. Catastrophe Linked Nts., 6.67%, 3/13/15[3,6,8]	250,000	255,750
Nelson Re Ltd. Catastrophe Linked Nts., Series 2008-1, Cl. H, 2.811%, 6/6/13[6,8]	500,000	499,760
Residential Reinsurance 2011 Ltd. Catastrophe Linked Nts., 8%, 6/6/18[6,8]	250,000	262,775
Residential Reinsurance 2012 Ltd. Catastrophe Linked Nts., 4.591%, 12/6/16[6,8]	250,000	251,363

		1,834,476
Other–0.8%
Kortis Capital Ltd. Catastrophe Linked Nts., 5.216%, 1/15/17[6,8]	250,000	258,800

7	Oppenheimer Global Multi Strategies Fund

Oppenheimer Global Multi Strategies Fund

STATEMENT OF INVESTMENTS February 28, 2013 (Unaudited)

			Principal Amount		Value
Vitality Re IV Ltd. Catastrophe Linked Nts., 3.75%, 1/9/16[6,8]			$250,000		$256,359

					515,159
Windstorm–5.0%
Atlas Reinsurance VII Ltd. Catastrophe Linked Nts., 3.65%, 1/7/16[8,10]			250,000	EUR	332,246
Atlas VI Capital Ltd. Catastrophe Linked Nts., 8%, 4/9/15[6,8]			250,000	EUR	341,398
East Lane Re Ltd. Catastrophe Linked Nts., 10.77%, 3/16/16[6,8]			250,000		269,625
Everglades Re Ltd. Catastrophe Linked Nts., 17.75%, 4/30/14[6,8]			250,000		274,525
Johnston Re Ltd. Catastrophe Linked Nts., 7.666%, 5/8/14[6,8]			250,000		260,700
Longpoint Re III Ltd. Catastrophe Linked Nts., 6.02%, 6/12/15[6,8]			250,000		260,850
Longpoint Re Ltd. Catastrophe Linked Nts., 5.42%, 12/18/13[6,8]			350,000		355,180
Multicat Mexico 2012 Ltd. Catastrophe Linked Nts.: 7.50%, 12/4/15[6,8]			250,000		257,750
7.75%, 12/4/15[6,8]			250,000		262,353
Pelican Re Ltd. Catastrophe Linked Nts., 13.826%, 4/13/15[6,8]			250,000		263,675
Pylon II Capital Ltd. Catastrophe Linked Nts., Series A, 5.583%, 5/5/16[6,8]			250,000	EUR	343,084

					3,221,386

Total Event-Linked Bonds (Cost $7,553,557)					7,618,746

	Expiration Date	Strike Price	Contracts
Options Purchased–0.9%
Standard & Poor’s 500 Index Put[2] (Cost $805,532)	5/17/13	$1,500	175		578,375

8	Oppenheimer Global Multi Strategies Fund

Oppenheimer Global Multi Strategies Fund

STATEMENT OF INVESTMENTS February 28, 2013 (Unaudited)

	Shares
Investment Companies–41.0%
Oppenheimer Institutional Money Market Fund, Cl. E1,11	23,241,687	23,241,687
Oppenheimer Master Loan Fund, LLC[1]	224,433	2,996,605

Total Investment Companies (Cost $26,214,378)		26,238,292

		Value
Total Investments, at Value (Cost $63,979,817)	100.3%	$64,160,247
Liabilities in Excess of Other Assets	(0.3)	(210,477)

Net Assets	100.0%	$63,949,770

Footnotes to Statement of Investments

Principal amount is reported in U.S. Dollars, except for those denoted in the following currency:

EUR                Euro

1.	Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended February 28, 2013, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares May 31, 2012	Gross Additions	Gross Reductions		Shares February 28, 2013
Oppenheimer Global Multi Strategies Fund (Cayman) Ltd.[a]	10,000	—	—		10,000
Oppenheimer Institutional Money Market Fund, Cl. E	1,281,036	60,447,623	38,486,972		23,241,687
Oppenheimer Master Event-Linked Bond Fund, LLC	309,555	84,920	394,475		—
Oppenheimer Master Loan Fund, LLC	269,656	190,983	236,206		224,433

		Value	Income		Realized Gain
Oppenheimer Global Multi Strategies Fund (Cayman) Ltd.[a]		$3,443,475	$—		$—
Oppenheimer Institutional Money Market Fund, Cl. E		23,241,687	7,391		—
Oppenheimer Master Event-Linked Bond Fund, LLC		—	147,444	[b]	60,504	[b]
Oppenheimer Master Loan Fund, LLC		2,996,605	104,937	[c]	7,938	[c]

		$29,681,767	$259,772		$68,442

a.	Investment in a wholly-owned subsidiary. See accompanying Notes.
b.	Represents the amount allocated to the Fund from Oppenheimer Master Event-Linked Bond Fund, LLC.
c.	Represents the amount allocated to the Fund from Oppenheimer Master Loan Fund, LLC.

2.	Non-income producing security.

9	Oppenheimer Global Multi Strategies Fund

Oppenheimer Global Multi Strategies Fund

STATEMENT OF INVESTMENTS February 28, 2013 (Unaudited)

3.	All or a portion of the security position is held in segregated accounts and pledged to cover margin requirements with respect to outstanding written options. The aggregate market value of such securities is $7,799,228. See accompanying Notes.
4.	Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans or other receivables. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage or asset-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $1,014,798 or 1.59% of the Fund’s net assets as of February 28, 2013.
5.	All or a portion of the security position is held in accounts at a futures clearing merchant and pledged to cover margin requirements on open futures contracts and written options on futures, if applicable. The aggregate market value of such securities is $319,918. See accompanying Notes.
6.	Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $18,248,742 or 28.54% of the Fund’s net assets as of February 28, 2013.
7.	This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest. Rate reported represents the current interest rate for this variable rate security.
8.	Represents the current interest rate for a variable or increasing rate security.
9.	This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and/or principal payments. The rate shown is the original contractual interest rate. See accompanying Notes.
10.	Restricted security. The aggregate value of restricted securities as of February 28, 2013 was $332,246, which represents 0.52% of the Fund’s net assets. See accompanying Notes. Information concerning restricted securities is as follows:

Security	Acquisition Date	Cost	Value	Unrealized Depreciation
Atlas Reinsurance VII Ltd. Catastrophe Linked Nts., 3.65%, 1/7/16	2/12/13	$342,963	$332,246	$10,717

11.	Rate shown is the 7-day yield as of February 28, 2013.
12.	All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after February 28, 2013. See accompanying Notes.

	Principal Amount Sold Short	Value
Mortgage-Backed Obligations Sold Short–(2.5)%
Federal National Mortgage Assn.:
2.50%, 3/1/28[12]	$(32,000)	$(33,245)
3%, 3/1/43[12]	(113,000)	(117,026)
3.50%, 3/1/28-3/1/43[12]	(261,000)	(276,149)
4%, 3/1/28-3/1/43[12]	(263,000)	(280,506)
4.50%, 3/1/28-3/1/43[12]	(320,000)	(344,403)
5%, 3/1/43[12]	(186,000)	(201,403)
5.50%, 3/1/43[12]	(244,000)	(265,884)
Federal National Mortgage Assn., 15 yr., 3%, 3/1/28[12]	(67,000)	(70,538)

Total Mortgage-Backed Obligations Sold Short (Proceeds $1,583,947)		$(1,589,154)

10	Oppenheimer Global Multi Strategies Fund

Oppenheimer Global Multi Strategies Fund

STATEMENT OF INVESTMENTS February 28, 2013 (Unaudited)

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent
United States	$51,592,039	80.4%
Brazil	3,073,513	4.8
Mexico	1,226,878	1.9
European Union	1,016,728	1.6
Russia	834,404	1.3
Cayman Islands	775,784	1.2
United Kingdom	755,168	1.2
India	749,250	1.2
Ukraine	682,500	1.1
Luxembourg	530,808	0.8
Venezuela	524,250	0.8
Australia	338,750	0.5
China	275,000	0.4
Canada	273,125	0.4
Italy	264,375	0.4
Supranational	258,800	0.4
Japan	258,500	0.4
The Netherlands	240,000	0.4
Turkey	225,250	0.4
Ireland	210,000	0.3
Spain	55,125	0.1

Total	$64,160,247	100.0%

Spot Currency Exchange Contracts as of February 28, 2013 are as follows:

Broker/Contract Description	Buy/Sell	Contract Amount (000’s)		Expiration Date	Value	Unrealized Appreciation	Unrealized Depreciation
Bank of America
Hong Kong Dollar (HKD)	Sell	584	HKD	3/4/13	$75,260	$—	$7

Forward Currency Exchange Contracts as of February 28, 2013 are as follows:

Counterparty/Contract Description	Buy/Sell	Contract Amount (000’s)		Expiration Date	Value	Unrealized Appreciation	Unrealized Depreciation
Bank of America NA:
Euro (EUR)	Sell	775	EUR	5/16/13	$1,012,413	$30,318	$—
Hungarian Forint (HUF)	Buy	35,000	HUF	3/8/13	154,485	—	8,708
Japanese Yen (JPY)	Buy	100,000	JPY	3/1/13	1,078,865	—	14,270
Japanese Yen (JPY)	Sell	100,000	JPY	3/1/13	1,078,865	—	9,346
Mexican Nuevo Peso (MXN)	Sell	16,500	MXN	3/22/13	1,289,663	11,804	—

						42,122	32,324

11	Oppenheimer Global Multi Strategies Fund

Oppenheimer Global Multi Strategies Fund

STATEMENT OF INVESTMENTS February 28, 2013 (Unaudited)

Barclays Bank plc
Mexican Nuevo Peso (MXN)	Buy	6,600	MXN	3/8/13	516,624	—	4,128
Citibank NA
Australian Dollar (AUD)	Sell	1,230	AUD	3/22/13	1,254,206	36,064	—
Credit Suisse International:
British Pound Sterling (GBP)	Buy	700	GBP	3/4/13	1,061,916	—	6,634
British Pound Sterling (GBP)	Sell	700	GBP	3/4/13	1,061,916	—	16
Euro (EUR)	Buy	2,695	EUR	3/15/13	3,518,851	—	102,827
New Turkish Lira (TRY)	Buy	920	TRY	3/8/13	510,916	—	13,659
New Zealand Dollar (NZD)	Sell	1,545	NZD	3/22/13	1,275,334	17,406	—
Polish Zloty (PLZ)	Sell	860	PLZ	3/8/13	270,470	4,942	—

						22,348	123,136
Deutsche Bank AG
Czech Koruna (CZK)	Buy	4,200	CZK	3/8/13	213,748	—	10,233
Goldman Sachs Bank USA:
Australian Dollar (AUD)	Buy	150	AUD	3/15/13	153,036	—	1,766
British Pound Sterling (GBP)	Buy	390	GBP	3/15/13	591,599	—	14,197
Japanese Yen (JPY)	Buy	99,000	JPY	3/4/13	1,068,104	—	4,021
Japanese Yen (JPY)	Sell	99,000	JPY	3/4/13	1,068,104	—	5,758
Swiss Franc (CHF)	Buy	140	CHF	3/15/13	149,388	—	3,325

						—	29,067
JPMorgan Chase Bank NA:
New Turkish Lira (TRY)	Sell	460	TRY	3/8/13	255,458	2,722	—
Polish Zloty (PLZ)	Buy	1,750	PLZ	3/8/13	550,375	—	22,794

						2,722	22,794
Morgan Stanley Capital Services, Inc.
Canadian Dollar (CAD)	Buy	590	CAD	3/15/13	571,924	—	16,033
State Street Bank:
Japanese Yen (JPY)	Buy	80,000	JPY	3/15/13	863,176	6,340	—
South African Rand (ZAR)	Buy	1,260	ZAR	3/8/13	139,621	—	2,231

						6,340	2,231

Total unrealized appreciation and depreciation						$109,596	$239,946

12	Oppenheimer Global Multi Strategies Fund

Oppenheimer Global Multi Strategies Fund

STATEMENT OF INVESTMENTS February 28, 2013 (Unaudited)

Futures Contracts as of February 28, 2013 are as follows:

Contract Description	Buy/Sell	Number of Contracts	Expiration Date	Value	Unrealized Appreciation (Depreciation)
NIKKEI 225 Index	Sell	28	6/13/13	$3,455,820	$(8,955)
SPI 200 Index	Sell	9	3/21/13	1,168,667	(83,374)
Standard & Poor’s 500 E-Mini Index	Buy	126	3/15/13	9,533,790	3,127
Standard & Poor’s/Toronto Stock Exchange 60 Index	Sell	4	3/14/13	572,276	(15,075)
U.S. Long Bonds	Buy	23	6/19/13	3,306,969	(11,305)
U.S. Treasury Nts., 2 yr.	Sell	19	6/28/13	4,188,906	(1,724)
U.S. Treasury Nts., 10 yr.	Sell	5	6/19/13	657,734	(1,925)

					$(119,231)

Written Options as of February 28, 2013 are as follows:

Description	Type	Number of Contracts	Exercise Price	Expiration Date	Premiums Received	Value	Unrealized Appreciation/ (Depreciation)
British Pound Sterling (GBP)	Call	700,000	1GBP per 1.530USD	3/1/13	$5,168	$(53)	$5,115
British Pound Sterling (GBP)	Call	700,000	1GBP per 1.514USD	3/4/13	5,122	(5,068)	54
British Pound Sterling (GBP)	Call	700,000	1GBP per 1.515USD	3/5/13	5,477	(4,902)	575
British Pound Sterling (GBP)	Call	700,000	1GBP per 1.515USD	3/6/13	5,038	(5,303)	(265)
British Pound Sterling (GBP)	Call	700,000	1GBP per 1.522USD	3/7/13	4,886	(4,886)	—
British Pound Sterling (GBP)	Put	700,000	1GBP per 1.530USD	3/1/13	5,168	(9,440)	(4,272)
British Pound Sterling (GBP)	Put	700,000	1GBP per 1.514USD	3/4/13	5,122	(2,920)	2,202
British Pound Sterling (GBP)	Put	700,000	1GBP per 1.515USD	3/5/13	5,477	(3,807)	1,670
British Pound Sterling (GBP)	Put	700,000	1GBP per 1.522USD	3/7/13	4,886	(4,886)	—
British Pound Sterling (GBP)	Put	700,000	1GBP per 1.515USD	3/6/13	5,038	(4,209)	829
Euro (EUR)	Call	820,000	1EUR per 1.309USD	3/5/13	6,935	(4,296)	2,639
Euro (EUR)	Put	820,000	1EUR per 1.309USD	3/5/13	6,935	(6,482)	453

13	Oppenheimer Global Multi Strategies Fund

Oppenheimer Global Multi Strategies Fund

STATEMENT OF INVESTMENTS February 28, 2013 (Unaudited)

Euro (EUR)	Call	810,000	1EUR per 1.313USD	3/7/13	5,816	(5,816)	—
Euro (EUR)	Put	810,000	1EUR per 1.313USD	3/7/13	5,816	(5,816)	—
Euro (EUR)	Call	810,000	1EUR per 1.319USD	3/1/13	6,651	(107)	6,544
Euro (EUR)	Put	810,000	1EUR per 1.319USD	3/1/13	6,651	(10,795)	(4,144)
Euro (EUR)	Call	800,000	1EUR per 1.330USD	3/4/13	6,009	(270)	5,739
Euro (EUR)	Put	800,000	1EUR per 1.330USD	3/4/13	5,930	(19,209)	(13,279)
Japanese Yen (JPY)	Put	97,000,000	1USD per 91.670JPY	3/6/13	8,038	(13,474)	(5,436)
Japanese Yen (JPY)	Call	97,000,000	1USD per 91.670JPY	3/6/13	8,038	(3,437)	4,601
Japanese Yen (JPY)	Call	98,000,000	1USD per 91.900JPY	3/5/13	9,131	(3,721)	5,410
Japanese Yen (JPY)	Put	98,000,000	1USD per 91.900JPY	3/5/13	9,131	(11,193)	(2,062)
Japanese Yen (JPY)	Call	98,000,000	1USD per 92.250JPY	3/7/13	7,564	(5,850)	1,714
Japanese Yen (JPY)	Put	98,000,000	1USD per 92.250JPY	3/7/13	7,564	(10,365)	(2,801)
Japanese Yen (JPY)	Call	99,000,000	1USD per 93.250JPY	3/1/13	8,971	(8,601)	370
Japanese Yen (JPY)	Put	99,000,000	1USD per 93.250JPY	3/1/13	8,971	(569)	8,402
Japanese Yen (JPY)	Call	100,000,000	1USD per 94.000JPY	3/4/13	7,053	(17,709)	(10,656)
Japanese Yen (JPY)	Put	100,000,000	1USD per 94.000JPY	3/4/13	7,053	(1,029)	6,024
Standard & Poor’s 500 Index	Call	42	1,365.000	3/28/13	628,530	(628,530)	—
Standard & Poor’s 500 Index	Call	42	1,590.000	3/28/13	1,260	(1,260)	—
Standard & Poor’s 500 Index	Put	320	1,325.000	6/20/14	2,207,028	(1,952,000)	255,028
Standard & Poor’s 500 Index	Put	42	1,365.000	3/28/13	6,342	(6,342)	—

					$3,026,799	$(2,762,345)	$264,454

14	Oppenheimer Global Multi Strategies Fund

Oppenheimer Global Multi Strategies Fund

STATEMENT OF INVESTMENTS February 28, 2013 (Unaudited)

Credit Default Swap Contracts as of February 28, 2013 are as follows:

Reference Entity/ Swap Counterparty	Buy/Sell Credit Protection	Notional Amount (000’s)	Pay/Receive Fixed Rate	Termination Date	Upfront Payment Received/ (Paid)	Value	Unrealized Appreciation (Depreciation)
Barrick Gold Corp.
Goldman Sachs International	Buy	$1,270	1%	3/20/18	$(22,683)	$24,383	$1,700

	Total	1,270			(22,683)	24,383	1,700
Bristol-Myers Squibb Co.:
BNP Paribas	Buy	630	1	3/20/18	23,189	(24,155)	(966)
BNP Paribas	Buy	570	1	3/20/18	21,061	(21,855)	(794)

	Total	1,200			44,250	(46,010)	(1,760)
Computer Sciences Corp.:
Credit Suisse International	Sell	370	1	3/20/18	7,094	(10,460)	(3,366)
Credit Suisse International	Sell	260	1	3/20/18	5,208	(7,350)	(2,142)
Credit Suisse International	Sell	570	1	2/20/18	21,869	(16,114)	5,755

	Total	1,200			34,171	(33,924)	247
Constellation Energy Group, Inc.
Goldman Sachs International	Buy	370	1	3/20/18	3,339	(5,302)	(1,963)

	Total	370			3,339	(5,302)	(1,963)
EI du Pont de Nemours & Co.:
Deutsche Bank AG	Buy	630	1	3/20/18	18,254	(18,830)	(576)
Deutsche Bank AG	Buy	570	1	3/20/18	16,002	(17,037)	(1,035)

	Total	1,200			34,256	(35,867)	(1,611)
Exelon Corp.:
Goldman Sachs International	Buy	260	1	3/20/18	3,508	(3,726)	(218)
Goldman Sachs International	Buy	570	1	3/20/18	5,850	(8,168)	(2,318)

	Total	830			9,358	(11,894)	(2,536)
Hartford Financial Services Group, Inc. (The)
Bank of America NA	Sell	1,270	1	3/20/18	13,891	(5,638)	8,253

	Total	1,270			13,891	(5,638)	8,253
M.D.C. Holdings, Inc.
Deutsche Bank AG	Sell	1,270	1	3/20/18	21,545	(23,509)	(1,964)

	Total	1,270			21,545	(23,509)	(1,964)
Norfolk Southern Corp.:
Deutsche Bank AG	Buy	630	1	3/20/18	21,533	(22,135)	(602)
Morgan Stanley Capital Services, Inc.	Buy	570	1	3/20/18	18,665	(20,027)	(1,362)

	Total	1,200			40,198	(42,162)	(1,964)

15	Oppenheimer Global Multi Strategies Fund

Oppenheimer Global Multi Strategies Fund

STATEMENT OF INVESTMENTS February 28, 2013 (Unaudited)

SLM Corp.:
Deutsche Bank AG	Sell	630	5	3/20/18	(59,047)	54,942	(4,105)
Deutsche Bank AG	Sell	570	5	3/20/18	(52,440)	49,709	(2,731)

	Total	1,200			(111,487)	104,651	(6,836)
Whirlpool Corp.:
Bank of America NA	Sell	630	1	3/20/18	3,395	(4,612)	(1,217)
Deutsche Bank AG	Sell	570	1	3/20/18	8,753	(4,173)	4,580

	Total	1,200			12,148	(8,785)	3,363

	Grand Total Buys				108,718	(116,852)	(8,133)
	Grand Total Sells				(29,732)	32,795	3,063

	Total Credit Default Swaps				$78,986	$(84,057)	$(5,071)

The table that follows shows the undiscounted maximum potential payment by the Fund related to selling credit protection in credit default swaps:

Type of Reference Asset on which the Fund Sold Protection	Total Maximum Potential Payments for Selling Credit Protection (Undiscounted)	Amount Recoverable*	Reference Asset Rating Range**
Investment Grade Single Name Corporate Debt	$4,870,000	$—	BBB to BBB-
Non-Investment Grade Single Name Corporate Debt	1,270,000	$—	BB+

Total	$6,140,000	$—

*	The Fund has no amounts recoverable from related purchased protection. In addition, the Fund has no recourse provisions under the credit derivatives and holds no collateral which can offset or reduce potential payments under a triggering event.
**	The period end reference asset security ratings, as rated by any rating organization, are included in the equivalent Standard & Poor’s rating category. The reference asset rating represents the likelihood of a potential credit event on the reference asset which would result in a related payment by the Fund.

Interest Rate Swap Contracts as of February 28, 2013 are as follows:

Interest Rate/ Swap Counterparty	Notional Amount		Paid by the Fund	Received by the Fund	Termination Date	Value
Six-Month AUD BBR BBSW
Westpac Banking Corp.	6,115	AUD	4.010%	Six-Month AUD BBR BBSW	2/4/23	$(43,845)

16	Oppenheimer Global Multi Strategies Fund

Oppenheimer Global Multi Strategies Fund

STATEMENT OF INVESTMENTS February 28, 2013 (Unaudited)

Six-Month EUR EURIBOR
Bank of America NA	4,655	EUR	Six-Month EUR EURIBOR	1.903%	2/6/23	103,130
Six-Month JPY BBA LIBOR
Barclays Bank plc	585,000	JPY	0.865	Six-Month JPY BBA LIBOR	2/6/23	(89,667)
Three-Month USD BBA LIBOR
Barclays Bank plc	6,355		Three-Month USD BBA LIBOR	2.050	2/6/23	59,708

				Total Interest Rate Swaps		$29,326

Notional amount is reported in U.S. Dollars (USD), except for those denoted in the following currencies:
AUD	Australian Dollar
EUR	Euro
JPY	Japanese Yen

Abbreviations/Definitions are as follows:
BBA LIBOR	British Bankers’ Association London-Interbank Offered Rate
BBR BBSW	Bank Bill Swap Reference Rate (Australian Financial Market)
EURIBOR	Euro Interbank Offered Rate

Total Return Swap Contracts as of February 28, 2013 are as follows:

Reference Entity/ Swap Counterparty	Notional Amount		Paid by the Fund	Received by the Fund	Termination Date	Value
Custom Basket of Securities:
Citibank NA	2,572	CAD	One-Month CAD BA CDOR plus 30 basis points and if negative, the absolute value of the Total Return of a Custom Basket of Securities	If positive, the Total Return of a Custom Basket of Securities	3/6/13	$81,767

17	Oppenheimer Global Multi Strategies Fund

Oppenheimer Global Multi Strategies Fund

STATEMENT OF INVESTMENTS February 28, 2013 (Unaudited)

Citibank NA	2,460	AUD	One-Month AUD BBA LIBOR plus 50 basis points and if negative, the absolute value of the Total Return of a Custom Basket of Securities	If positive, the Total Return of a Custom Basket of Securities	3/8/13	63,021
Deutsche Bank AG	3,187		One-Month USD BBA LIBOR plus 30 basis points and if negative, the absolute value of the Total Return of a Custom Basket of Securities	If positive, the Total Return of a Custom Basket of Securities	2/6/14	42,951
Deutsche Bank AG	3,174		One-Month USD BBA LIBOR minus 30 basis points and if negative, the absolute value of the Total Return of a Custom Basket of Securities	If positive, the Total Return of a Custom Basket of Securities	2/6/14	(12,146)
Goldman Sachs International	8,953		One-Month USD BBA LIBOR plus 35 basis points and if negative, the absolute value of the Total Return of a Custom Basket of Securities	If positive, the Total Return of a Custom Basket of Securities	1/20/14	177,519

18	Oppenheimer Global Multi Strategies Fund

Oppenheimer Global Multi Strategies Fund

STATEMENT OF INVESTMENTS February 28, 2013 (Unaudited)

Goldman Sachs International	3,161		One-Month USD BBA LIBOR plus 35 basis points and if negative, the absolute value of the Total Return of a Custom Basket of Securities	If positive, the Total Return of a Custom Basket of Securities	2/7/14	10,705
Goldman Sachs International	19,762	HKD	One-Month HKD HIBOR HKAB plus 40 basis points and if negative, the absolute value of the Total Return of a Custom Basket of Securities	If positive, the Total Return of a Custom Basket of Securities	2/16/14	(32,748)
Goldman Sachs International	3,153		If positive, the Total Return of a Custom Basket of Securities	One-Month USD BBA LIBOR minus 50 basis points and if negative, the absolute value of the Total Return of a Custom Basket of Securities	2/7/14	(11,356)

				Reference Entity Total		319,713

19	Oppenheimer Global Multi Strategies Fund

Oppenheimer Global Multi Strategies Fund

STATEMENT OF INVESTMENTS February 28, 2013 (Unaudited)

HANG SENG INDEX futures contract expiring 3/27/13
Goldman Sachs International	13,662	HKD	If positive, the Total Return of the HANG SENG Index futures contract expiring 3/27/13	If negative, the absolute value of the Total Return of the HANG SENG Index futures contract expiring 3/27/13	4/3/13	(15,569)

S&P 100 Index:
Goldman Sachs International	1,177		S&P 100 Index and if negative, the absolute value of the Total Return of a Custom Basket of Securities	If positive, the Total Return of a Custom Basket of Securities	1/7/14	(18,877)
Goldman Sachs International	7,816		S&P 100 Index and if negative, the absolute value of the Total Return of a Custom Basket of Securities	If positive, the Total Return of a Custom Basket of Securities	1/16/14	(123,852)

				Reference Entity Total		(142,729)

				Total of Total Return Swaps		$161,415

Notional amount is reported in U.S. Dollars (USD), except for those denoted in the following currencies:

AUD	Australian Dollar
CAD	Canadian Dollar
HKD	Hong Kong Dollar

Abbreviations are as follows:

BA CDOR	Canada Bankers Acceptances Deposit offering Rate
BBA LIBOR	British Bankers’ Association London-Interbank Offered Rate
HANG SENG	Hang Seng Bank
HIBOR	Hong Kong Interbank Offered Rate
HKAB	Hong Kong Association of Banks
S&P	Standard & Poor’s

20	Oppenheimer Global Multi Strategies Fund

Oppenheimer Global Multi Strategies Fund

STATEMENT OF INVESTMENTS February 28, 2013 (Unaudited)

Volatility Swaps as of February 28, 2013 are as follows:

Reference Entity/ Swap Counterparty	Notional Amount		Paid by the Fund	Received by the Fund	Termination Date	Value
AUD/JPY spot exchange rate:
Citibank NA	5	AUD	The Historic Volatility of the mid AUD/JPY spot exchange rate during the period 2/19/13 to 3/18/13	10.450%	3/21/13	$(24,369)
Credit Suisse International	5	AUD	The Historic Volatility of the mid AUD/JPY spot exchange rate during the period 2/20/13 to 3/19/13	9.925	3/22/13	(26,471)

			Reference Entity Total			(50,840)

CAD/JPY spot exchange rate
Goldman Sachs Bank USA	5	CAD	The Historic Volatility of the mid CAD/JPY spot exchange rate during the period 2/25/13 to 3/25/13	11.750	3/27/13	(240)

21	Oppenheimer Global Multi Strategies Fund

Oppenheimer Global Multi Strategies Fund

STATEMENT OF INVESTMENTS February 28, 2013 (Unaudited)

CHF/JPY spot exchange rate
Goldman Sachs Bank USA	5	CHF	15.000%	The Historic Volatility of the mid CHF/JPY spot exchange rate during the period 2/1/13 to 3/1/13	3/5/13	(4,805)
EUR/JPY spot exchange rate
Credit Suisse International	4	EUR	15.500	The Historic Volatility of the mid EUR/JPY spot exchange rate during the period 2/14/13 to 3/4/13	3/6/13	13,664
GBP/EUR spot exchange rate
Bank of America NA	4	EUR	8.400	The Historic Volatility of the mid GBP/EUR spot exchange rate during the period 2/8/13 to 3/8/13	3/12/13	4,533
GBP/JPY spot exchange rate:
Deutsche Bank AG	3	GBP	The Historic Volatility of the mid GBP/JPY spot exchange rate during the period 2/15/13 to 3/15/13	12.500	3/19/13	(9,839)

22	Oppenheimer Global Multi Strategies Fund

Oppenheimer Global Multi Strategies Fund

STATEMENT OF INVESTMENTS February 28, 2013 (Unaudited)

Goldman Sachs Bank USA	3	GBP	The Historic Volatility of the mid GBP/JPY spot exchange rate during the period 2/6/13 to 3/6/13	13.175	3/8/13	(3,398)
Morgan Stanley Capital Services, Inc.	3	GBP	The Historic Volatility of the mid GBP/JPY spot exchange rate during the period 2/12/13 to 3/12/13	12.500	3/14/13	(9,756)

				Reference Entity Total		(22,993)

GBP/SEK spot exchange rate:
Bank of America NA	3	GBP	9.300	The Historic Volatility of the mid GBP/SEK spot exchange rate during the period 2/5/13 to 3/5/13	3/7/13	23,226
Deutsche Bank AG	3	GBP	10.700	The Historic Volatility of the mid GBP/SEK spot exchange rate during the period 2/7/13 to 3/7/13	3/11/13	15,117

23	Oppenheimer Global Multi Strategies Fund

Oppenheimer Global Multi Strategies Fund

STATEMENT OF INVESTMENTS February 28, 2013 (Unaudited)

Goldman Sachs Bank USA	3	GBP	11.600	The Historic Volatility of the mid GBP/SEK spot exchange rate during the period 2/13/13 to 3/13/13	3/15/13	(3,186)
JPMorgan Chase Bank NA	3	GBP	10.750	The Historic Volatility of the mid GBP/SEK spot exchange rate during the period 2/11/13 to 3/11/13	3/13/13	9,188
Royal Bank of Scotland plc (The)	3	GBP	11.500	The Historic Volatility of the mid GBP/SEK spot exchange rate during the period 2/14/13 to 3/15/13	3/19/13	(540)

Total where Fund pays a fixed rate						43,805

Morgan Stanley Capital Services, Inc.	3	GBP	The Historic Volatility of the mid GBP/SEK spot exchange rate during the period 2/21/13 to 3/21/13	12.500	3/25/13	(5,911)

Total where Fund pays a variable rate						(5,911)

				Reference Entity Total		37,894

24	Oppenheimer Global Multi Strategies Fund

Oppenheimer Global Multi Strategies Fund

STATEMENT OF INVESTMENTS February 28, 2013 (Unaudited)

NZD/JPY spot exchange rate:
Bank of America NA	6	NZD	16.950	The Historic Volatility of the mid NZD/JPY spot exchange rate during the period 2/26/13 to 3/26/13	3/28/13	(17,688)
Citibank NA	6	NZD	15.150	The Historic Volatility of the mid NZD/JPY spot exchange rate during the period 2/28/13 to 4/2/13	4/4/13	(7,376)
Goldman Sachs Bank USA	6	NZD	15.650	The Historic Volatility of the mid NZD/JPY spot exchange rate during the period 2/27/13 to 3/27/13	4/2/13	(11,180)

				Reference Entity Total		(36,244)
USD/JPY spot exchange rate
Deutsche Bank AG	5		The Historic Volatility of the mid USD/JPY spot exchange rate during the period 2/22/13 to 3/22/13	12.100	3/26/13	(2,312)

				Total Volatility Swaps		$(61,343)

25	Oppenheimer Global Multi Strategies Fund

Oppenheimer Global Multi Strategies Fund

STATEMENT OF INVESTMENTS February 28, 2013 (Unaudited)

Notional amount is reported in U.S. Dollars (USD), except for those denoted in the following currencies:

AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
EUR	Euro
GBP	British Pounds Sterling
NZD	New Zealand Dollar

Abbreviations/Definitions are as follows:

JPY	Japanese Yen
SEK	Swedish Krona

The following table aggregates, as of period end, the amount receivable from/(payable to) each counterparty with whom the Fund has entered into a swap agreement. Swaps are individually disclosed in the preceding tables.

Swap Summary as of February 28, 2013 is as follows:

Swap Counterparty	Swap Type from Fund Perspective	Notional Amount		Value
Bank of America NA:
	Credit Default Sell Protection	$1,900		$(10,250)
	Interest Rate	4,655	EUR	103,130
	Volatility	4	EUR	4,533
	Volatility	3	GBP	23,226
	Volatility	6	NZD	(17,688)

				102,951
Barclays Bank plc:
	Interest Rate	585,000	JPY	(89,667)
	Interest Rate	6,355		59,708

				(29,959)

26	Oppenheimer Global Multi Strategies Fund

Oppenheimer Global Multi Strategies Fund

STATEMENT OF INVESTMENTS February 28, 2013 (Unaudited)

BNP Paribas	Credit Default Buy Protection	1,200		(46,010)
Citibank NA:
	Total Return	2,460	AUD	63,021
	Total Return	2,572	CAD	81,767
	Volatility	5	AUD	(24,369)
	Volatility	6	NZD	(7,376)

				113,043
Credit Suisse International:
	Credit Default Sell Protection	1,200		(33,924)
	Volatility	5	AUD	(26,471)
	Volatility	4	EUR	13,664

				(46,731)
Deutsche Bank AG:
	Credit Default Buy Protection	1,830		(58,002)
	Credit Default Sell Protection	3,040		76,969
	Total Return	6,361		30,805
	Volatility	6	GBP	5,278
	Volatility	5		(2,312)

				52,738
Goldman Sachs Bank USA:
	Volatility	5	CAD	(240)
	Volatility	5	CHF	(4,805)
	Volatility	6	GBP	(6,584)
	Volatility	6	NZD	(11,180)

				(22,809)
Goldman Sachs International:
	Credit Default Buy Protection	2,470		7,187

27	Oppenheimer Global Multi Strategies Fund

Oppenheimer Global Multi Strategies Fund

STATEMENT OF INVESTMENTS February 28, 2013 (Unaudited)

	Total Return	33,424	HKD	(48,317)
	Total Return	24,260		34,139

				(6,991)
JPMorgan Chase Bank NA	Volatility	3	GBP	9,188
Morgan Stanley Capital Services, Inc.:
	Credit Default Buy Protection	570		(20,027)
	Volatility	6	GBP	(15,667)

				(35,694)
Royal Bank of Scotland plc (The)	Volatility	3	GBP	(540)
Westpac Banking Corp.	Interest Rate	6,115	AUD	(43,845)

		Total Swaps		$45,341

Notional amount is reported in U.S.Dollars (USD), except for those denoted in the following currencies:

AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
EUR	Euro
GBP	British Pounds Sterling
HKD	Hong Kong Dollar
JPY	Japanese Yen
NZD	New Zealand Dollar

Notes to Statement of Investments

Event-Linked Bonds. The Fund may invest in “event-linked” bonds. Event-linked bonds, which are sometimes referred to as “catastrophe” bonds, are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific trigger event, such as a hurricane, earthquake, or other occurrence that leads to physical or economic loss. If the trigger event occurs prior to maturity, the Fund may lose all or a portion of its principal in addition to interest otherwise due from the security. Event-linked bonds may expose the Fund to certain other risks, including issuer default, adverse regulatory or jurisdictional interpretations, liquidity risk and adverse tax consequences. The Fund records the net change in market value of event-linked bonds on the Statement of Operations in the annual and semiannual reports as a change in unrealized appreciation or depreciation on investments. The Fund records a realized gain or loss on the Statement of Operations in the annual and semiannual reports upon the sale or maturity of such securities.

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Oppenheimer Global Multi Strategies Fund

STATEMENT OF INVESTMENTS February 28, 2013 (Unaudited)

Securities Sold Short. The Fund may short sell when-issued securities for future settlement. The value of the open short position is recorded as a liability, and the Fund records an unrealized gain or loss for the change in value of the open short position. The Fund records a realized gain or loss when the short position is closed out.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

As of February 28, 2013, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions
Purchased securities	$1,705,070
Sold securities	3,288,771

The Fund may enter into “forward roll” transactions with respect to mortgage-related securities. In this type of transaction, the Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (same type, coupon and maturity) at a later date at a set price. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.

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Oppenheimer Global Multi Strategies Fund

STATEMENT OF INVESTMENTS February 28, 2013 (Unaudited)

Forward roll transactions may be deemed to entail embedded leverage since the Fund purchases mortgage-related securities with extended settlement dates rather than paying for the securities under a normal settlement cycle. This embedded leverage increases the Fund’s market value of investments relative to its net assets which can incrementally increase the volatility of the Fund’s performance. Forward roll transactions can be replicated over multiple settlement periods.

Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities at redelivery as compared to the securities sold to the counterparty; and counterparty credit risk.

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment. Information concerning securities not accruing interest as of February 28, 2013 is as follows:

Cost	$140,711
Market Value	$127,500
Market Value as a % of Net Assets	0.20%

Investment in Oppenheimer Global Multi Strategies Fund (Cayman) Ltd. The Fund has established a Cayman Islands company that is wholly-owned and controlled by the Fund (the “Subsidiary”). The Fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary invests primarily in commodity-linked derivatives (including commodity futures, financial futures, options and swap contracts) and certain fixed-income securities and other investments that may serve as margin or collateral for its derivatives positions. Investments in the Subsidiary are expected to provide the Fund with exposure to commodities markets within the limitations of the federal tax requirements that apply to the Fund. The Subsidiary is subject to the same investment restrictions and guidelines, and follows the same compliance policies and procedures, as the Fund. The Fund wholly owns and controls the Subsidiary, and the Fund and Subsidiary are both managed by the Manager.

The Fund does not consolidate the assets, liabilities, capital or operations of the Subsidiary into its financial statements. Rather, the Subsidiary is separately presented as an investment in the Fund’s Statement of Investments. Shares of the Subsidiary are valued at their net asset value per share. Gains or losses on withdrawals of capital from the Subsidiary by the Fund are recognized on an average cost basis. Unrealized appreciation or depreciation on the Fund’s investment in the Subsidiary is recorded in the Fund’s Statement of Assets and Liabilities in the annual and semiannual reports and the Fund’s Statement of Operations in the annual and semiannual reports. Distributions received from the Subsidiary are recorded as income on the ex-dividend date.

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Oppenheimer Global Multi Strategies Fund

STATEMENT OF INVESTMENTS February 28, 2013 (Unaudited)

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Investment in Oppenheimer Master Funds. The Fund is permitted to invest in entities sponsored and/or advised by the Manager or an affiliate. Certain of these entities in which the Fund invests are mutual funds registered under the Investment Company Act of 1940 that expect to be treated as partnerships for tax purposes, specifically Oppenheimer Master Loan Fund, LLC and Oppenheimer Master Event-Linked Bond Fund, LLC (the “Master Funds”). Each Master Fund has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Master Fund than in another, the Fund will have greater exposure to the risks of that Master Fund.

The investment objective of Oppenheimer Master Loan Fund, LLC is to seek as high a level of current income and preservation of capital as is consistent with investing primarily in loans and other debt securities. The investment objective of Oppenheimer Master Event-Linked Bond Fund, LLC is to seek a high level of current income principally derived from interest on debt securities. The Fund’s investments in the Master Funds are included in the Statement of Investments. The Fund recognizes income and gain/(loss) on its investments in each Master Fund according to its allocated pro-rata share, based on its relative proportion of total outstanding Master Fund shares held, of the total net income earned and the net gain/(loss) realized on investments sold by the Master Funds. As a shareholder, the Fund is subject to its proportional share of the Master Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Master Funds.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

31	Oppenheimer Global Multi Strategies Fund

Oppenheimer Global Multi Strategies Fund

STATEMENT OF INVESTMENTS February 28, 2013 (Unaudited)

Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange but not listed on a registered U.S. securities exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

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Oppenheimer Global Multi Strategies Fund

STATEMENT OF INVESTMENTS February 28, 2013 (Unaudited)

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Structured securities	Relevant market information such as the price of underlying financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, or the occurrence of other specific events.

Swaps	Relevant market information, including underlying reference assets such as credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates.

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Oppenheimer Global Multi Strategies Fund

STATEMENT OF INVESTMENTS February 28, 2013 (Unaudited)

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

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STATEMENT OF INVESTMENTS February 28, 2013 (Unaudited)

1)	Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2)	Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts as of February 28, 2013 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Wholly-Owned Subsidiary	$—	$3,443,475	$—	$3,443,475
Common Stocks	6,193,045	—	—	6,193,045
Mortgage-Backed Obligations	—	1,014,798	—	1,014,798
U.S. Government Obligations	—	474,878	—	474,878
Non-Convertible Corporate Bonds and Notes	—	18,598,638	—	18,598,638
Event-Linked Bonds	—	7,618,746	—	7,618,746
Options Purchased	578,375	—	—	578,375
Investment Companies	23,241,687	2,996,605	—	26,238,292

Total Investments, at Value	30,013,107	34,147,140	—	64,160,247
Other Financial Instruments:
Futures margins	6,002	—	—	6,002
Foreign currency exchange contracts	—	109,596	—	109,596
Appreciated swaps, at value	—	628,912	—	628,912
Depreciated swaps, at value	—	104,651	—	104,651

Total Assets	$30,019,109	$34,990,299	$—	$65,009,408

35	Oppenheimer Global Multi Strategies Fund

Oppenheimer Global Multi Strategies Fund

STATEMENT OF INVESTMENTS February 28, 2013 (Unaudited)

Liabilities Table
Other Financial Instruments:
Mortgage-Backed Obligations Sold Short	$—	$(1,589,154)	$—	$(1,589,154)
Futures margins	(28,693)	—	—	(28,693)
Foreign currency exchange contracts	—	(239,953)	—	(239,953)
Appreciated options written, at value	(1,952,000)	(55,321)	—	(2,007,321)
Depreciated options written, at value	—	(97,488)	—	(97,488)
Options written, at value	—	(657,536)	—	(657,536)
Appreciated swaps, at value	—	(25,925)	—	(25,925)
Depreciated swaps, at value	—	(662,297)	—	(662,297)

Total Liabilities	$(1,980,693)	$(3,327,674)	$—	$(5,308,367)

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The net asset value per share of the Subsidiary is determined as of the close of the Exchange, on each day the Exchange is open for trading. The net asset value per share is determined by dividing the value of the Subsidiary’s net assets by the number of shares that are outstanding. The Subsidiary values its investments in the same manner as the Fund as described above.

Risk Exposures and the Use of Derivative Instruments

The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

36	Oppenheimer Global Multi Strategies Fund

Oppenheimer Global Multi Strategies Fund

STATEMENT OF INVESTMENTS February 28, 2013 (Unaudited)

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

The Fund’s actual exposures to these market risk factors during the period are discussed in further detail, by derivative type, below.

Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and

37	Oppenheimer Global Multi Strategies Fund

Oppenheimer Global Multi Strategies Fund

STATEMENT OF INVESTMENTS February 28, 2013 (Unaudited)

the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

Counterparty Credit Risk. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction. As of February 28, 2013, the maximum amount of loss that the Fund would incur if the counterparties to its derivative transactions failed to perform would be $843,160, which represents gross payments to be received by the Fund on these derivative contracts were they to be unwound as of period end. To reduce this risk the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. master agreements, which allow the Fund to net unrealized appreciation and depreciation for certain positions in swaps, over-the-counter options, swaptions, and forward currency exchange contracts for each individual counterparty. The amount of loss that the Fund would incur taking into account these master netting arrangements would be $246,635 as of February 28, 2013. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to International Swap and Derivatives Association, Inc. master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

As of February 28, 2013 the Fund has not required certain counterparties to post collateral.

Credit Related Contingent Features. The Fund’s agreements with derivative counterparties have several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or a percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s International Swap and Derivatives Association, Inc. master agreements which govern certain positions in swaps, over-the-counter options and swaptions, and forward currency exchange contracts for each individual counterparty.

38	Oppenheimer Global Multi Strategies Fund

Oppenheimer Global Multi Strategies Fund

STATEMENT OF INVESTMENTS February 28, 2013 (Unaudited)

As of February 28, 2013, the aggregate fair value of derivative instruments with credit related contingent features in a net liability position was $1,134,095 for which the Fund has posted collateral of $781,000. If a contingent feature would have been triggered as of February 28, 2013, the Fund could have been required to pay this amount in cash to its counterparties. If the Fund fails to perform under these contracts and agreements, the cash and/or securities posted as collateral will be made available to the counterparty. Cash posted as collateral for these contracts, if any, is reported on the Statement of Assets and Liabilities in the annual and semiannual reports; securities posted as collateral, if any, are reported on the Statement of Investments.

Foreign Currency Exchange Contracts

The Fund may enter into foreign currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date.

Forward contracts are reported on a schedule following the Statement of Investments. The unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities in the annual and semiannual reports as a receivable or payable and in the Statement of Operations in the annual and semiannual reports within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations in the annual and semiannual reports.

The Fund has purchased and sold certain forward foreign currency exchange contracts of different currencies in order to acquire currencies to pay for or sell currencies to acquire related foreign securities purchase and sale transactions, respectively, or to convert foreign currencies to U.S. dollars from related foreign securities transactions. These foreign currency exchange contracts are negotiated at the current spot exchange rate with settlement typically within two business days thereafter.

The Fund has entered into forward foreign currency exchange contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to take a positive investment perspective on the related currency. These forward foreign currency exchange contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward foreign currency exchange contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

39	Oppenheimer Global Multi Strategies Fund

Oppenheimer Global Multi Strategies Fund

STATEMENT OF INVESTMENTS February 28, 2013 (Unaudited)

The Fund has entered into forward foreign currency exchange contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to take a negative investment perspective on the related currency. These forward foreign currency exchange contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward foreign currency exchange contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

During the period ended February 28, 2013, the Fund had daily average contract amounts on forward foreign currency contracts to buy and sell of $4,838,800 and $4,653,738, respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty will default.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a financial instrument, or currency, at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts.

Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses.

Futures contracts are reported on a schedule following the Statement of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by the broker to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations in the annual and semiannual reports. Realized gains (losses) are reported in the Statement of Operations in the annual and semiannual reports at the closing or expiration of futures contracts.

40	Oppenheimer Global Multi Strategies Fund

Oppenheimer Global Multi Strategies Fund

STATEMENT OF INVESTMENTS February 28, 2013 (Unaudited)

The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.

The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.

The Fund has purchased futures contracts on various equity indexes to increase exposure to equity risk.

The Fund has sold futures contracts on various equity indexes to decrease exposure to equity risk.

The Fund has sold futures contracts, which have values that are linked to the price movement of the related volatility indexes, in order to decrease exposure to volatility risk.

During the period ended February 28, 2013, the Fund had an ending monthly average market value of $5,739,141 and $8,004,061 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.

Options are valued daily based upon the last sale price on the principal exchange on which the option is traded. The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations in the annual and semiannual reports. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations in the annual and semiannual reports.

The Fund has purchased put options on currencies to decrease exposure to foreign exchange rate risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

The Fund has purchased put options on individual equity securities and/or equity indexes to decrease exposure to equity risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

41	Oppenheimer Global Multi Strategies Fund

Oppenheimer Global Multi Strategies Fund

STATEMENT OF INVESTMENTS February 28, 2013 (Unaudited)

During the period ended February 28, 2013, the Fund had an ending monthly average market value of $261,471 on purchased put options.

Options written, if any, are reported in a schedule following the Statement of Investments and as a liability in the Statement of Assets and Liabilities in the annual and semiannual reports. Securities held in collateralized accounts to cover potential obligations with respect to outstanding written options are noted in the Statement of Investments.

The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

The Fund has written put options on currencies to increase exposure to foreign exchange rate risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has written call options on currencies to decrease exposure to foreign exchange rate risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

The Fund has written put options on individual equity securities and/or equity indexes to increase exposure to equity risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has written call options on individual equity securities and/or equity indexes to decrease exposure to equity risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the period ended February 28, 2013, the Fund had an ending monthly average market value of $206,814 and $658,119 on written call options and written put options, respectively.

Additional associated risks to the Fund include counterparty credit risk for over-the-counter options and liquidity risk.

42	Oppenheimer Global Multi Strategies Fund

Oppenheimer Global Multi Strategies Fund

STATEMENT OF INVESTMENTS February 28, 2013 (Unaudited)

Written option activity for the period ended February 28, 2013 was as follows:

	Call Options		Put Options
	Number of Contracts	Amount of Premiums	Number of Contracts	Amount of Premiums
Options outstanding as of May 31, 2012	36	$257,130	18	$3,060
Options written	3,538,975,822	4,173,584	3,509,441,417	7,702,168
Options closed or expired	(2,452,615,581)	(1,226,795)	(588,251,073)	(5,170,668)
Options exercised	(587,620,193)	(2,482,270)	(2,422,450,000)	(229,410)

Options outstanding as of February 28, 2013	498,740,084	$721,649	498,740,362	$2,305,150

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, or the occurrence of a credit event, over a specified period. Such contracts may include interest rate, equity, debt, index, total return, credit and currency swaps.

Swaps are marked to market daily using primarily quotations from pricing services, counterparties and brokers. Swap contracts are reported on a schedule following the Statement of Investments. The values of swap contracts are aggregated by positive and negative values and disclosed separately on the Statement of Assets and Liabilities in the annual and semiannual reports by contracts in unrealized appreciation and depreciation positions. Upfront payments paid or received, if any, affect the value of the respective swap. Therefore, to determine the unrealized appreciation (depreciation) on swaps, upfront payments paid should be subtracted from, while upfront payments received should be added to, the value of contracts reported as an asset on the Statement of Assets and Liabilities in the annual and semiannual reports. Conversely, upfront payments paid should be added to, while upfront payments received should be subtracted from the value of contracts reported as a liability. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund at termination or settlement. The net change in this amount during the period is included on the Statement of Operations in the annual and semiannual reports. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Statement of Operations in the annual and semiannual reports.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps require little or no initial cash investment, they can expose the Fund to substantial risk in the isolated market risk factor.

43	Oppenheimer Global Multi Strategies Fund

Oppenheimer Global Multi Strategies Fund

STATEMENT OF INVESTMENTS February 28, 2013 (Unaudited)

Credit Default Swap Contracts. A credit default swap is a bilateral contract that enables an investor to buy or sell protection on a debt security against a defined-issuer credit event, such as the issuer’s failure to make timely payments of interest or principal on the debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a single security or a basket of securities (the “reference asset”).

The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of debt securities underlying the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.

The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.

If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the reference asset less the market value of the reference asset. Upon exercise of the contract the difference between the value of the underlying reference asset and the notional amount is recorded as realized gain (loss) and is included on the Statement of Operations in the annual and semiannual reports.

The Fund has sold credit protection through credit default swaps to increase exposure to the credit risk of individual securities and/or, indexes that are either unavailable or considered to be less attractive in the bond market.

The Fund has purchased credit protection through credit default swaps to decrease exposure to the credit risk of individual securities and/or, indexes.

The Fund has purchased credit protection through credit default swaps to take an outright negative investment perspective on the credit risk of individual securities and/or indexes as opposed to decreasing its credit risk exposure related to similar debt securities held by the Fund.

44	Oppenheimer Global Multi Strategies Fund

Oppenheimer Global Multi Strategies Fund

STATEMENT OF INVESTMENTS February 28, 2013 (Unaudited)

For the period ended February 28, 2013, the Fund had ending monthly average notional amounts of $3,061,440 and $3,082,000 on credit default swaps to buy protection and credit default swaps to sell protection, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Interest Rate Swap Contracts. An interest rate swap is an agreement between counterparties to exchange periodic payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified interest rate while the other is typically a fixed interest rate.

The Fund has entered into interest rate swaps in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. Typically, if relative interest rates rise, payments made by the Fund under a swap agreement will be greater than the payments received by the Fund.

The Fund has entered into interest rate swaps in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. Typically, if relative interest rates rise, payments received by the Fund under the swap agreement will be greater than the payments made by the Fund.

For the period ended February 28, 2013, the Fund had ending monthly average notional amounts of $4,862,849 and $5,028,009 on interest rate swaps which pay a fixed rate and interest rate swaps which receive a fixed rate, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Total Return Swap Contracts. A total return swap is an agreement between counterparties to exchange periodic payments based on asset or non-asset references. One cash flow is typically based on a non-asset reference (such as an interest rate or index) and the other on the total return of a reference asset (such as a security or a basket of securities). The total return of the reference asset typically includes appreciation or depreciation on the reference asset, plus any interest or dividend payments.

Total return swap contracts are exposed to the market risk factor of the specific underlying financial instrument or index. Total return swaps are less standard in structure than other types of swaps and can isolate and/or, include multiple types of market risk factors including equity risk, credit risk, and interest rate risk.

45	Oppenheimer Global Multi Strategies Fund

Oppenheimer Global Multi Strategies Fund

STATEMENT OF INVESTMENTS February 28, 2013 (Unaudited)

The Fund has entered into total return swaps on various equity securities or indexes to increase exposure to equity risk. These equity risk related total return swaps require the Fund to pay a floating reference interest rate, or an amount equal to the negative price movement of securities or an index multiplied by the notional amount of the contract. The Fund will receive payments equal to the positive price movement of the same securities or index multiplied by the notional amount of the contract.

The Fund has entered into total return swaps on various equity securities or indexes to decrease exposure to equity risk. These equity risk related total return swaps require the Fund to pay an amount equal to the positive price movement of securities or an index multiplied by the notional amount of the contract. The Fund will receive payments of a floating reference interest rate or an amount equal to the negative price movement of the same securities or index multiplied by the notional amount of the contract.

For the period ended February 28, 2013, the Fund had ending monthly average notional amounts of $28,137,961 and $5,484,940 on total return swaps which are long the reference asset and total return swaps which are short the reference asset, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Volatility Swap Contracts. A volatility swap is an agreement between counterparties to exchange periodic payments based on the measured volatility of a reference security, index, currency or other reference investment over a specified time frame. One cash flow is typically based on the volatility of the reference investment as measured by changes in its price or level while the other cash flow is based on an interest rate or the measured volatility of a different reference investment. The appreciation or depreciation on a volatility swap will typically depend on the magnitude of the reference investment’s volatility, or size of the movement, rather than general directional increases or decreases in its price.

Volatility swaps are less standard in structure than other types of swaps and provide pure, or isolated, exposure to volatility risk of the specific underlying reference investment. Volatility swaps are typically used to speculate on future volatility levels, to trade the spread between realized and expected volatility, or to decrease the volatility exposure of investments held by the Fund.

The Fund has entered into volatility swaps to increase exposure to the volatility risk of various reference investments. These types of volatility swaps require the fund to pay the measured volatility and receive a fixed interest payment over the period of the contract. If the measured volatility of the related reference investment increases over the period, the swaps will depreciate in value. Conversely, if the measured volatility of the related reference investment decreases over the period, the swaps will appreciate in value.

46	Oppenheimer Global Multi Strategies Fund

Oppenheimer Global Multi Strategies Fund

STATEMENT OF INVESTMENTS February 28, 2013 (Unaudited)

The Fund has entered into volatility swaps to decrease exposure to the volatility risk of various reference investments. These types of volatility swaps require the fund to pay a fixed interest payment and receive the measured volatility over the period of the contract. If the measured volatility of the related reference investment increases over the period, the swaps will appreciate in value. Conversely, if the measured volatility of the related reference investment decreases over the period, the swaps will depreciate in value.

For the period ended February 28, 2013, the Fund had ending monthly average notional amounts of $79,366 and $25,880 on volatility swaps which pay volatility and volatility swaps which receive volatility, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Restricted Securities

As of February 28, 2013, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.

Federal Taxes. The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of February 28, 2013 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$64,064,364
Federal tax cost of other investments	(1,773,145)

Total federal tax cost	$62,291,219

Gross unrealized appreciation	$1,911,855
Gross unrealized depreciation	(1,551,629)

Net unrealized appreciation	$360,226

47	Oppenheimer Global Multi Strategies Fund

Oppenheimer Global Multi Strategies Fund

STATEMENT OF INVESTMENTS February 28, 2013 (Unaudited)

Oppenheimer Global Multi Strategies Fund (Cayman) Ltd.

As of February 28, 2013 the Fund only held futures contracts. Therefore, no Statement of Investments is included.

Futures Contracts as of February 28, 2013 are as follows:

Contract Description	Buy/Sell	Number of Contracts	Expiration Date	Value	Unrealized Appreciation (Depreciation)
Cotton No. 2	Buy	8	5/8/13	$341,160	$38,495
Crude Oil	Sell	3	3/20/13	276,150	18,624
Gold (100 oz.)	Sell	2	4/26/13	315,620	18,836
Live Cattle	Sell	6	4/30/13	311,640	13,945
London Metal Exchange Nickel	Buy	3	3/18/13	297,864	(36,957)
Natural Gas	Sell	9	3/26/13	313,740	(6,048)
RBOB Gasoline	Buy	2	3/28/13	261,383	(8,030)
Silver	Sell	2	5/29/13	284,320	34,926
Soybean	Buy	4	5/14/13	290,450	(4,660)
Sugar #11	Buy	15	4/30/13	308,952	(7,766)

					$61,365

Notes to Statement of Investments

Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which

48	Oppenheimer Global Multi Strategies Fund

Oppenheimer Global Multi Strategies Fund

STATEMENT OF INVESTMENTS February 28, 2013 (Unaudited)

it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange but not listed on a registered U.S. securities exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

49	Oppenheimer Global Multi Strategies Fund

Oppenheimer Global Multi Strategies Fund

STATEMENT OF INVESTMENTS February 28, 2013 (Unaudited)

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

50	Oppenheimer Global Multi Strategies Fund

Oppenheimer Global Multi Strategies Fund

STATEMENT OF INVESTMENTS February 28, 2013 (Unaudited)

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1)	Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2)	Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts as of February 28, 2013 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Unadjusted Quoted Prices	Level 3— Unadjusted Quoted Prices	Value
Assets Table
Other Financial Instruments
Futures	$23,092	$—	$—	$23,092

Total Assets	$23,092	$—	$—	$23,092

Liabilities Table
Other Financial Instruments
Futures	$(6,930)	$—	$—	$(6,930)

Total Liabilities	$(6,930)	$—	$—	$(6,930)

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

51	Oppenheimer Global Multi Strategies Fund

Oppenheimer Global Multi Strategies Fund

STATEMENT OF INVESTMENTS February 28, 2013 (Unaudited)

Risk Exposures and the Use of Derivative Instruments

The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

52	Oppenheimer Global Multi Strategies Fund

Oppenheimer Global Multi Strategies Fund

STATEMENT OF INVESTMENTS February 28, 2013 (Unaudited)

The Fund’s actual exposures to these market risk factors during the period are discussed in further detail, by derivative type, below.

Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a financial instrument, or currency, at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts.

Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses.

53	Oppenheimer Global Multi Strategies Fund

Oppenheimer Global Multi Strategies Fund

STATEMENT OF INVESTMENTS February 28, 2013 (Unaudited)

Futures contracts are reported on a schedule following the Statement of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by the broker to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations in the annual and semiannual reports. Realized gains (losses) are reported in the Statement of Operations in the annual and semiannual reports at the closing or expiration of futures contracts.

The Fund has purchased futures contracts, which have values that are linked to the price movement of the related commodities, in order to increase exposure to commodity risk.

The Fund has sold futures contracts, which have values that are linked to the price movement of the related commodities, in order to decrease exposure to commodity risk.

During the period ended February 28, 2013, the Fund had an ending monthly average market value of $417,295 and $444,680 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

54	Oppenheimer Global Multi Strategies Fund

Item 2.	Controls and Procedures.

(a)	Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 2/28/2013, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)	There have been no significant changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3.	Exhibits.

Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Global Multi Strategies Fund

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date:	4/11/2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date:	4/11/2013

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer

Date:	4/11/2013